Supplement Dated May 15, 2026
To The Prospectuses Dated May 4, 2026 For

JACKSON MARKET LINK PRO® 4, and JACKSON MARKET LINK PRO® ADVISORY 4
FLEXIBLE PREMIUM DEFERRED INDEX-LINKED ANNUITIES

Issued by
Jackson National Life Insurance Company®

JACKSON MARKET LINK PRO® 4, and JACKSON MARKET LINK PRO® ADVISORY 4
FLEXIBLE PREMIUM DEFERRED INDEX-LINKED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York®

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective May 15, 2026, the prospectus has been updated to clarify how initial Premium payments consisting of multiple payments are handled. To that end, the prospectus has been updated as follows:
➢ In the section titled “PURCHASES”, the subsection titled “Allocations of Premium” is deleted and replaced with the following:
Allocations of Premium. You may allocate your Premiums to any available Index Account Option or Fixed Account Option. Each allocation must be a whole percentage between 0% and 100%. We will allocate any additional Premiums you pay in the same way unless you instruct us otherwise.
We will issue your Contract and allocate your Premium payment within two Business Days (days when the New York Stock Exchange is open) after we receive your initial Premium payment and all information that we require for the purchase of a Contract in Good Order, including allocation instructions. Please note that if your initial Premium payment consists of multiple payments, the Contract will be issued on the earlier of (i) the date all such payments are received in Good Order, or (ii) 60 days from the date you signed your application. We reserve the right to hold such multiple payments in a non-interest bearing account until the Issue Date. If we do not receive all information required to issue your Contract, including allocation instructions, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five Business Days, we will return your money. Each Business Day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).
Subsequent Premium payments of less than $500 will be held in the Subsequent Premium Holding Account until the earliest of (i) the next Contract Anniversary or (ii) the date on which the total value of all Premiums since the last Premium Allocation Date plus any interest earned in the Subsequent Premium Holding Account totals $500 or more. On the date the Subsequent Premium Holding Account is reallocated on a Contract Anniversary or the date on which the total value of all Premiums since the last Premium Allocation Date plus any interest earned in the Subsequent Premium Holding Account totals $500 or more, the full value of the Subsequent Premium Holding Account will be reallocated according to the most recent allocation instructions you have provided. The date of this transfer will be considered the Premium Allocation Date for the value allocated.

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(To be used with RPR00019 05/26, RPR00020 05/26, RPR00021NY 05/26, and RPR00022NY 05/26)

RPS00153 05/26